EXHIBIT 10.2

                            INVESTOR RIGHTS AGREEMENT

     This  INVESTOR  RIGHTS  AGREEMENT  (this "AGREEMENT") is entered into as of
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January     ,  2006,  by  and among Cytation Corporation, a Delaware corporation
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(the  "COMPANY"),  each  of  the  persons  identified  as  Series A investors on
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Exhibit  A  attached  to  this Agreement (the "SERIES A INVESTORS"), each of the
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persons  identified as shareholders of DeerValley Acquisitions, Corp. on Exhibit
                                                                         -------
B  attached to this Agreement (the "DVA SHAREHOLDERS"), and Vicis Capital Master
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Fund  (the  "LENDER").  The  Series A Investors, DVA Shareholders and the Lender
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are  collectively  referred  to  as  the  "SECURITY  HOLDERS")
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                                    RECITALS
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     A.     Each  Series A Investor  has executed and delivered to the Company a
Securities Purchase and Share Exchange Agreement (the "PURCHASE AGREEMENT") to purchase Series A Convertible Preferred Stock, Series A Warrants, and Series B Warrants; each DVA Shareholder has executed and delivered the Purchase Agreement in connection with the acquisition of either Series B Preferred Stock or Series C Preferred Stock and Series C Warrants, if applicable, as set forth in a schedule attached to the Purchase Agreement; and the Lender has executed and delivered the Purchase Agreement in connection with its acquisition of a Series D Warrant. The Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrant are collectively referred to as the "SECURITIES."
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     B.     To  induce  the  Series  A  Investors,  the DVA Shareholders and the
Lender to acquire the Securities, the Security Holders and the Company hereby agree that this Agreement shall govern the rights of the Security Holders and the Company.


     NOW, THEREFORE, in consideration of the foregoing recitals and for good and other valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.     DEFINITIONS.  For  purposes  of  this  Agreement:
            -----------

          "AFFILIATE"  means  with  respect  to  any  individual,  corporation,
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     partnership,  association,  trust,  or  any  other  entity (in each case, a
     "PERSON"), any Person that, directly or indirectly, Controls, is Controlled
      ------
     by, or is under common Control with such Person, including, without limitation, any general partner, executive officer, or director of such Person or any holder of ten percent or more of the outstanding equity or voting power of such Person.

          "CERTIFICATE  OF  DESIGNATIONS"  means  the  Company's  Certificate of
           -----------------------------
     Designations, Preferences and Rights of the Series A Convertible Preferred Stock

          "COMMON STOCK" means shares of the Company's common stock.
           ------------

          "CONTROL"  means  the  possession, directly or indirectly, of power to
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     direct  or  cause  the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).


          "EXCHANGE  ACT" means the Securities Exchange Act of 1934, as amended,
           -------------
     and the rules and regulations promulgated thereunder.

          "EXEMPT  SECURITIES" means (i) shares of Common Stock issued or deemed
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     issued  to employees or directors of, or consultants to, the Company or any of its subsidiaries for services rendered pursuant to a plan, agreement, or arrangement approved by the Board of Directors of the Company (including up to 5,000 shares of Common Stock per month issued or issuable to third party(ies) in connection with the provision of guarantees for certain obligations of the Company); (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof; (iii) shares of Common Stock issued in connection with any stock split or stock dividend of the Company; (iv) the issuance of shares of Common Stock of the Company in connection with a bona fide joint venture or business acquisition of or by the Company approved by the Board of Directors, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise; provided that, at the time of any such issuance under this clause (iv), the aggregate of such issuances under clause (iv) in the preceding twelve (12) month period shall not exceed ten percent (10%) of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities); (v) the issuance of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series A Warrants, Series B
     Warrants, Series C Warrants, and Series D Warrant (including penalty warrants issued pursuant to Section 2.1 below) in connection with the Offering, and the issuance of Common Stock upon conversion or exercise of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series A Warrants, Series B Warrants, Series C Warrants or Series D Warrant (including penalty warrants issued pursuant to Section 2.1 below);
     (vi) warrants issued to Midtown Partners & Co., LLC, as placement agent in connection with the Offering, and shares of Common Stock issued in connection with the exercise thereof; (vii) the Qualified Financing (as defined in the Certificate of Designations); and (viii) in the event less that than 750,000 shares of Series A Preferred Stock are issued at the Initial Closing, that number of shares of Series A Preferred Stock equal to 750,000, minus the number of shares of Series A Preferred Stock issued at the Initial Closing.

          "GAAP" means generally accepted accounting principles.
           ----

          "HOLDER" means any Series A Investor, DVA Shareholder or Lender owning
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     or  having  the  right  to  acquire Registerable Securities or any assignee thereof.

          "IMMEDIATE  FAMILY  MEMBER"  means  a  child,  stepchild,  grandchild,
           -------------------------
     parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.


          "INDEBTEDNESS"  means,  as  applied  to  any  Person, all obligations,
           ------------
     contingent and otherwise, that, in accordance with GAAP, should be classified upon such Person's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including, in any event and whether so classified: (a) all debt and similar monetary obligations, whether direct or indirect, (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, irrespective of whether the liability secured thereby shall have been assumed; (c) all guarantees, endorsements, and other contingent obligations, whether direct or indirect, in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise; and (d) the obligation to reimburse the issuer in respect of any letter of credit.

          "INITIAL  CLOSING"  means  the  first  closing  of the sale of Company
           ----------------
     Securities to the Series A Investors, DVA Shareholders and Lender.

          "NEW  SECURITIES"  means equity securities of the Company, whether now
           ---------------
     authorized or not, or rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for such equity securities; provided, however, that New Securities shall not include the
                  ------------------
     Exempt Securities.

          "OFFERING" means the Company's offering of (a) up to 750,000 shares of
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     Series  A  Preferred Stock, at a price of $10.00 for each share of Series A
     Preferred Stock, and (b) up to 76,201 shares of Series B Preferred Stock and Series C Preferred Stock, in the aggregate.

          "PREFERRED STOCK" means shares of the Company's preferred stock.
           ---------------

          "REGISTER,"  "REGISTERED,"  and "REGISTRATION" refer to a registration
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     effected  by  preparing  and  filing  a  registration  statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "REGISTERABLE  SECURITIES THEN OUTSTANDING" means the number of shares
           -----------------------------------------
     determined by adding the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registerable Securities.

          "SEC" means the United States Securities and Exchange Commission.
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          "SEC  RULE  144"  means  Rule  144  promulgated  by  the SEC under the
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     Securities Act.

          "SEC  RULE  144(E)" means Rule 144(e) promulgated by the SEC under the
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     Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the
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     rules and regulations promulgated thereunder.

          "SERIES  A  PREFERRED  STOCK"  means  shares of the Company's Series A
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     Convertible Preferred Stock, $10.00 stated value.

          "SERIES  B  PREFERRED  STOCK"  means  shares of the Company's Series B
           ---------------------------
     Convertible Preferred Stock, no stated value.

          "SERIES  C  PREFERRED  STOCK"  means  shares of the Company's Series B
           ---------------------------
     Convertible Preferred Stock, no stated value.

          "SERIES  A  WARRANTS"  means  the  Series  A  Warrants to the Series A
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     Investors in connection with the Offering.

          "SERIES  B  WARRANTS"  means  the  Series  B  Warrants to the Series A
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     Investors in connection with the Offering.

          "SERIES  C  WARRANTS"  means  the Series C Warrants to TotalCFO (a DV
           -------------------
     Shareholder) in connection with the Offering.

          "SERIES  D WARRANT" means the Series D Warrant to Lender in connection
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     with the Offering.

          "SHARES"  means  shares  of  capital  stock of the Company at any time
           ------
     outstanding, including shares of Preferred Stock and shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants, or other convertible securities of the Company, in each case, now owned or subsequently acquired by any stockholder, or such stockholder's successors or assigns.

          "SUBSIDIARY"  means  any entity of which securities or other ownership
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     interests having voting power to elect a majority of the board of directors or other Persons performing similar functions or otherwise granting the holder Control are directly or indirectly beneficially owned by the Company, including without limitation, Company.

     2. REGISTRATION RIGHTS. The Company covenants and agrees as follows:
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     2.1  REGISTRATION  RIGHTS  UPON  COMPLETION  OF INITIAL CLOSING; ADDITIONAL
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     WARRANTS.
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     (a)  The  Company  hereby  agrees  to file, at its sole cost and expense, a registration statement on Form SB-2 (or an alternative available form if the Reporting Company is not eligible to file a Form SB-2) (the "REGISTRATION
                                                                    ------------
STATEMENT")  with  the  SEC  no later than sixty (60) days after the date of the
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Initial Closing, registering the following securities issued by the Company: (i)
all shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock; (ii) all shares of Common Stock issued or issuable upon exercise of the Series A Warrants; (iii) all shares of Common Stock issued or issuable upon exercise of the Series B Warrants; (iv) all shares of Common Stock issued or issuable pursuant to Section 4.1 below; (v) all shares of Common Stock
                               -----------
issued or issuable upon exercise of penalty warrants, if any, issued pursuant to
Section  2.1(b)  below;  (vi) all shares of Common Stock issued or issuable upon
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exercise  of  the  Series  B  Preferred  Stock; (vii) all shares of Common Stock issued  or  issuable  upon  exercise of the Series C Preferred Stock; (viii) all shares of Common Stock issued or issuable upon exercise of the Series C Warrants; and (ix) all shares of Common Stock issued or issuable upon exercise of the Series D Warrant (collectively, the "REGISTERABLE SECURITIES"). The
                                                  -----------------------
Company hereby agrees to use its best efforts to have the Registration Statement declared effective by the SEC within one hundred fifty (150) days after the date of the Initial Closing; provided, however, that if the Company receives a review
                        -----------------
by, and comments from, the SEC, then the registration effective date may be extended by an additional thirty (30) days without penalties accruing pursuant to Section 2.1(b) below.
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     (b)  If  the  Company does not file the Registration Statement within sixty
(60)  days  after the date of the Initial Closing (the "FILING DEADLINE"), then,
                                                        ---------------
in lieu of monetary damages or specific performance, the Company shall immediately issue to the each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of
(i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor. In addition, for each subsequent thirty (30) day period after the Filing Deadline that the Registration Statement is not filed, then, in lieu of monetary damages or specific performance, the Company shall issue to each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor; provided, however, that in no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series A Warrants issued pursuant to this Section 2.1(b) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series A Warrants originally issued on the date of this Agreement.

     The penalty warrants issuable under this subparagraph (b) shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reclassification, or other similar event affecting the common shares issuable upon conversion of the Series A Preferred Stock and exercise of the Series A Warrants.

     (c) If the Company's Registration Statement is not declared effective by the SEC within one hundred fifty (150) days after the date of the Initial Closing (or one hundred eighty (180) days if extended, as provided in Section
                                                                         -------
2.1(a)  above),  then,  in lieu of monetary damages or specific performance, the
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Company shall immediately issue to each Series A Investor an additional Series A
Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock into Common Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor (the "EFFECTIVE
                                                                       ---------
DATE  DEADLINE").  In addition, for each subsequent thirty (30) day period after
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the  Effective  Date  Deadline  that  the Registration Statement is not declared effective by the SEC, then, in lieu of monetary damages or specific performance, the Company shall issue to each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of
(i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor; provided, however, that in no event shall the
                                  ------------------
aggregate number of shares of Common Stock issuable upon exercise of the Series A Warrants issued pursuant to this Section 2.1(c) exceed nine percent (9.0%) of
                                    -------------
the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series A Warrants originally issued on the date of this Agreement. Issuances under this subparagraph (c) are in addition to any issuance that may occur under subparagraph (b) above.

     The penalty warrants issuable under this subparagraph (c) shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reclassification, or other similar event affecting the common shares issuable upon conversion of the Series A Preferred Stock and exercise of the Series A Warrants. The penalty warrants issuable under subparagraph (b) above and under this subparagraph (c) shall be the sole and exclusive remedy for failure to file the Registration Statement or to have the Registration Statement declared effective.

     (d) If the Company does not file the Registration Statement by the Filing Deadline, then, in lieu of monetary damages or specific performance, the Company shall immediately issue to the Lender a Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% the number of shares of Common

Stock issued or issuable upon exercise of the Series D Warrant held by the Lender. In addition, for each subsequent thirty (30) day period after the Filing Deadline that the Registration Statement is not filed, then, in lieu of monetary damages or specific performance, the Company shall issue to the Lender an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the number of shares of Common Stock issued or issuable upon exercise of the Series D Warrant held by the Lender; provided, however, that in
                                                      -----------------
no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series A Warrants issued pursuant to this Section 2.1(d) exceed
                                                           -------------
nine percent (9.0%) of the Common Stock issued or issuable upon exercise of the Series D Warrant originally issued on the date of this Agreement.

     The penalty warrants issuable under this subparagraph (d) shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reclassification, or other similar event affecting the common shares issuable upon exercise of the Series D Warrant.

     (e) If the Company's Registration Statement is not declared effective by the SEC by the Effective Date Filing Deadline, then, in lieu of monetary damages or specific performance, the Company shall immediately issue to the Lender a Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the number of shares of Common Stock issued or issuable upon exercise of the Series D Warrant held by the Lender. In addition, for each subsequent thirty
(30) day period after the Effective Date Deadline that the Registration Statement is not declared effective by the SEC, then, in lieu of monetary damages or specific performance, the Company shall issue to the Lender an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the number of shares of Common Stock issued or issuable upon exercise of the Series D Warrant held by the Lender; provided, however, that in
                                                      -----------------
no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series A Warrants issued pursuant to this Section 2.1(e) exceed
                                                           -------------
nine percent (9.0%) of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock or Series C Preferred Stock, as applicable,. Issuances under this subparagraph (e) are in addition to any issuance that may occur under subparagraph (d) above.

     The penalty warrants issuable under this subparagraph (e) shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reclassification, or other similar event affecting the common shares issuable upon conversion of the Series B Preferred Stock or Series C Preferred Stock, as applicable,. The penalty warrants issuable under subparagraph (d) above and under this subparagraph (e) shall be the sole and exclusive remedy for failure to file the Registration Statement or to have the Registration Statement declared effective.

     2.2  OBLIGATIONS  OF THE COMPANY. Whenever required under this Section 2 to
          ---------------------------                               ---------
effect the registration of any Registerable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until all Holders of Registerable Securities can sell such Registerable Securities without restriction within a 180 day period;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registerable Securities owned by them; and

     (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided,
                                                                       --------
however,  that the Company shall not be required in connection therewith or as a
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condition  thereto  to  qualify  to  do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     2.3  FURNISH  INFORMATION.  It  shall  be  a  condition  precedent  to  the
          --------------------
obligations of the Company to take any action pursuant to this Section 2 with respect to the Registerable Securities of a Holder that such Holder shall furnish to the Company such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registerable Securities.

     2.4 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek
         ---------------------
an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
                                             ---------

     2.5  REPORTS  UNDER  EXCHANGE  ACT.  With a view to making available to the
          -----------------------------
Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registerable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

     2.6  ASSIGNMENT  OF REGISTRATION RIGHTS. The rights to cause the Company to
          ----------------------------------
register Registerable Securities pursuant to this Section 2 may be assigned (but
                                                  ---------
only with all related obligations) by a Holder to a transferee or assignee of such securities, provided that:(a) the Company is, within a reasonable time
                   --------------
after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

     2.7  NO  TRADING  IN  COMMON  STOCK UNTIL CERTIFICATE RECEIVED. Each Holder
          ---------------------------------------------------------
hereby agrees that, unless the Holder has taken possession of the stock certificate for Common Stock, it or its Affiliates will not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or indirectly dispose of Common Stock not yet received, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership for Common Stock not yet received.

     3.  RESTRICTIVE  COVENANTS. At any time when a minimum of $3,500,000 of the
         ----------------------
Stated Value (as defined in the Certificate of Designation) of the shares of Series A Preferred Stock is outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law, without the written consent or affirmative vote of the holders of fifty percent (50%) of the then-outstanding shares of Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate class from the Common Stock, the Company or its Affiliates shall not:

     (a) either directly or by amendment, merger, consolidation or otherwise issue any New Securities unless the same rank junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding-up of the Company and with respect to the payment of dividends and redemption rights, if applicable; provided, however, the Company may issue up to $3,000,000 of New Securities, in the aggregate, without the prior written consent of the Series A Investors; provided,however, that (i) the gross
                                         ----------------
aggregate proceeds raised and liquidation preferences shall be no more than $3,000,000; (ii) the dividend rate shall not exceed ten percent (10%); and (iii) the holders of the securities issued in connection with such financing shall not have voting rights more favorable than voting rights granted to the Series A Preferred Stock.;

     (b) make, or permit any subsidiary to make, any loan or advance to any person, including, without limitation, any employee or director of the Company, or incur any Indebtedness, except (i) trade payables incurred in the ordinary course of business; (ii) one or more debt facilities used to finance the purchase of raw materials for products manufactured by the Company and inventory; (iii) factoring of accounts receivables; (iv) surety bonds and letters of credit issued or obtained in the ordinary course of business; (v) the refinancing of debt existing on the date of this Agreement, upon substantially similar terms; (vi) up to $3,000,000 of new Indebtedness; and (vii) debt incurred pursuant to that certain Interest Bearing Non-Convertible Installment Promissory Note, of even date herewith, that forms a part of the Purchase Agreement (the "PERMITTED DEBT");
                  ---------------

     (c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for indebtedness permitted in Section 3(b) above;
             -----------

     (d) directly or indirectly, declare, order, pay, make, or set apart any sum for any distribution or dividend payment, unless all accrued dividends on the Series A Preferred Stock have been paid;

     (e) alter or change the voting or other powers, preferences, or other rights, privileges, or restrictions of the Series A Preferred Stock contained herein (by merger, consolidation, or otherwise); or

     (f) increase the authorized number of shares of Preferred Stock or Series A Preferred Stock.

     4. SERIES A INVESTORS' RIGHT OF FIRST OFFER; MOST FAVORED NATIONS EXCHANGE.
        -----------------------------------------------------------------------

     4.1  RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in
          --------------------
this  Section  4.1  and  applicable  securities laws, if the Company proposes to
      ------------
offer or sell any New Securities within twelve (12) months after the Initial Closing, the Company shall first make an offering of such New Securities to each Series A Investor in accordance with the following provisions of this Section 4
                                                                       ---------
(the  "RIGHT  OF  FIRST  OFFER");  provided, however, that, for purposes of this
       -----------------------     -----------------
Section 4 only, the New Securities shall be deemed to include securities issued in connection with a Qualified Financing. A Series A Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its partners, members, and Affiliates in such proportions as it deems appropriate subject to any applicable securities laws limitations and subject to such Persons who acquire New Securities becoming a party to this Agreement.

     (a) The Company shall deliver a notice in accordance with the provisions of
Section  6.5  hereof  (the  "OFFER  NOTICE")  to  each of the Series A Investors
------------                 -------------
stating (i) its bona fide intention to offer such New Securities; (ii) the number of such New Securities to be offered; and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

     (b) By written notification received by the Company, within ten (10) calendar days after mailing of the Offer Notice, each of the Series A Investors may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held, by such Series A Investor bears to the total number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all of the Series A Investors. The Company promptly shall inform in writing each Series A Investor that elects to purchase all the shares available to it (each, a "FULLY-EXERCISING INVESTOR") of any other Series A Investor's failure to do
 --------------------------
likewise. During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the New Securities for which Series A Investors were entitled to subscribe but for which the Series A Investors did not subscribe that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase such unsubscribed shares.

     (c) If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 4.1(b) hereof, the Company
                                              -------------
may, during the ninety (90) day period following the expiration of the period provided in Section 4.1(b) hereof, offer the remaining unsubscribed portion of
              -------------
such New Securities (collectively, the "REFUSED SECURITIES") to any Person(s) at
                                        ------------------
a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Series A Investors in accordance with this Section 4.1.


     4.2  EXPIRATION  OF RIGHT OF FIRST OFFER. The Right of First Offer provided
          -----------------------------------
to each Series A Investor under this Section 4 shall expire, with respect to any shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock), when such shares are sold into the public market pursuant to an effective Registration Statement, such that the Right of First Offer provided hereunder to each Series A Investor shall not be transferable to any purchaser for value who acquires the shares on the public market.

     5. Intentionally Omitted.

     6. MISCELLANEOUS.
        -------------

     6.1  TRANSFERS,  SUCCESSORS, AND ASSIGNS; JOINDER. The terms and conditions
          --------------------------------------------
of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     6.2  GOVERNING  LAW.  This  Agreement shall be governed by and construed in
          --------------
accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to its principles of conflicts of laws.

     6.3  COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. This Agreement may be executed by any party by delivery of a facsimile signature, which signature shall have the same force as an original signature. A facsimile or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes.

     6.4  HEADINGS.  The headings and subheadings in this Agreement are included
          --------
for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

     6.5 NOTICES. All notices and other communications given or made pursuant to
         -------
this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit "A" or Exhibit"B" hereto, or to such address or facsimile number as
---------------------------
subsequently  modified  by  written notice given in accordance with this Section
                                                                         -------
6.5. All notices to the Company shall be sent to:
---

                  Cytation  Corporation
                  Attn:  Charles  G.  Masters
                  4902  Eisenhower  Blvd.
                  Suite  185
                  Tampa,  FL  33634
                  (Fax):  (813)  885-5911

     6.6  COSTS  OF ENFORCEMENT. If any party to this Agreement seeks to enforce
          ---------------------
its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

     6.7  AMENDMENTS  AND WAIVERS. Any term of this Agreement may be amended and
          -----------------------
the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination, or waiver effected in accordance with this Section
                                                                         -------
6.7  shall  be  binding  on all parties hereto, even if they do not execute such
---
consent. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

     6.8  SEVERABILITY.  The  invalidity  or  unenforceability  of any provision
          ------------
hereof shall in no way affect the validity or enforceability of any other provision.

     6.9  AGGREGATION  OF  STOCK.  All  shares of Registrable Securities held or
          ----------------------
acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     6.10  ADDITIONAL  INVESTORS.  Notwithstanding  anything  to  the  contrary
           ---------------------
contained  herein,  if  the  Company  issues  additional shares of the Company's
Series A Preferred Stock after the date hereof, any purchaser of such shares shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and, thereafter, shall be deemed an "Investor" for all purposes hereunder.

     6.11  DELAYS  OR  OMISSIONS.  No  delay  or omission to exercise any right,
           ---------------------
power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  [Signature page to Investor Rights Agreement]


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.


                             By:
                                --------------------------------------

                             Name:
                                  ------------------------------------

                             Title:
                                   -----------------------------------

                             PURCHASER  OF  SERIES  A  PREFERRED  STOCK

                             If  an  Individual  Investor:
                             ----------------------------


                             Sign:
                                  ---------------------------------------

                             Print  Name:
                                         --------------------------------

                             If  an  Entity  Investor:
                             ------------------------


                             Print  Name  of  Entity:
                                                     ----------------------
                             Sign:
                                  -------------------------------------
                             Print  Your  Name:
                                               ------------------------
                             Title:
                                   ------------------------------------

             [Signature page to Investor Rights Agreement continued]

                            DVA  SHAREHOLDER
                            ----------------


                            If  an  Individual  Investor:
                            -----------------------------



                           Sign:
                                ---------------------------------------

                           Print  Name:
                                       --------------------------------


                           If  an  Entity  Investor:
                                                     ------------------



                           Print  Name  of  Entity:
                                                    -------------------

                           Sign:
                                ---------------------------------------

                           Print  Your  Name:
                                             --------------------------

                           Title:
                                 --------------------------------------

             [Signature page to Investor Rights Agreement continued]


                                   LENDER

                                   VICIS  CAPITAL  MASTER  FUND,


                                   By:
                                      --------------------------

                                   Name:
                                        ------------------------

                                   Title:
                                         -----------------------

                                   Address:
                                           ---------------------

                                   -----------------------------

                                   -----------------------------

                                   Facsimile:
                                             -------------------